UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 1, 2025

REBORN COFFEE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41479	47-4752305
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

580 N. Berry Street, Brea, CA	92821
(Address of principal executive offices)	(Zip Code)

(714) 784-6369

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	REBN	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements or Certain Officers.

Resignations from the Board

On October 1, 2025, Sehan Kim and Jennifer Tan each provided the Board of Directors (the “Board”) of Reborn Coffee, Inc. (the “Company”) with their formal resignations from the Board and all committees thereof, effective immediately. Sehan Kim was a member of the compensation committee of the Board (the “Compensation Committee”) and the audit committee of the Board (the “Audit Committee”). Jennifer Tan was not a member of any committee of the Board. Neither Mr. Kim’s nor Ms. Tan’s respective decisions to resign were due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices (financial or otherwise).

Increase in Board Size

On October 1, 2025, the Board resolved to increase the size of the Board from six members to seven members, with such increase effective October 3, 2025.

Appointment of New Directors

Effective October 3, 2025, the Board appointed each of Jung Jae Lim, Mi Young Jeong, and Alex Gau to fill the vacancies on the Board created by the resignations and increase in Board size described above. Each of Jung Jae Lim, Mi Young Jeong, and Alex Gau will serve on the Board until the Company’s next annual stockholder meeting or until his or her successor has been duly appointed and qualified or until her earlier death, resignation, retirement, disqualification, removal from office or other cause.

None of Jung Jae Lim, Mi Young Jeong, or Alex Gau will be compensated for his or her service on the Board.

There are no family relationships between any of Jung Jae Lim, Mi Young Jeong, or Alex Gau and any director or executive officer of the Company and none of them were selected by the Board to serve as a director pursuant to any arrangement or understanding with any person. None of Jung Jae Lim, Mi Young Jeong, or Alex Gau has engaged in any transaction that would be reportable as a related party transaction under Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 7, 2025

REBORN COFFEE, INC.

By:	/s/ Jay Kim
Name:	Jay Kim
Title:	Chief Executive Officer

2